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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C.  20549

                                  _____________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):      March 24, 2000


                        Hecla Mining Company
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    (Exact name of registrant as specified in its charter)


                              Delaware
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         (State or other jurisdiction of incorporation)


          1-8491                             82-0126240
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(Commission File Number)   (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                              83815-8788
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(Address of principal executive offices)          (Zip Code)


                         (208) 769-4100
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                  (Registrant's Telephone Number)



















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Item 5.   OTHER EVENTS

      On March 24, 2000 the Registrant entered into a new Bank Credit Agreement with Standard Bank London Limited which replaces the Bank Credit Agreement between the Registrant and Bank of America, N.A.


Item 7.   EXHIBITS

Exhibit 10 -  Facility  Agreement  by  and  between  Hecla  Mining  Company  and
              Standard Bank London Limited, dated March 24, 2000





                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              HECLA MINING COMPANY




                              By /s/ Michael B. White
                                ----------------------------
                                Name:   Michael B. White
                                Title: Vice President -
                                         General Counsel


Dated:  March 31, 2000
















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                                  EXHIBIT INDEX



EXHIBIT NO.              TITLE


10 - Facility Agreement by and between Hecla Mining Company and Standard Bank London Limited, dated March 24, 2000